Annual Report                                            [LOGO] Neuberger Berman
December 31, 2002

                                   Neuberger Berman
                                   Advisers
                                   Management
                                   Trust

--------------------------------------------------------------------------------

                                   Regency
                                   Portfolio

B1012 02/03

Regency Portfolio Managers' Commentary

2002 was another difficult year for equities investors. Mid-cap value stocks significantly outperformed all other domestic capitalization and style categories, but still finished the year in the red. After outperforming the Russell Midcap Value Index through the first three quarters of the year, the AMT Regency Portfolio lagged in the fourth quarter and closed 2002 slightly under its benchmark.

Our energy sector investments, primarily natural gas exploration and production companies, had the most positive impact on portfolio performance this year. For valuation reasons, we were underweight in consumer staples stocks, but on average, our holdings posted modestly positive returns. Our health care investments outperformed the benchmark sector, but declined for the year. Our information technology holdings also performed well on a relative basis, but still penalized returns.

Average Annual Total Return

                   Regency            Russell Midcap (R)
                  Portfolio                Value            Russell Midcap (R)
               --------------------------------------------------------------
1 Year             (10.56%)               (9.64%)               (16.19%)
Life of Fund        (8.07%)               (7.01%)               (10.39%)


        [THE FOLLOWING REPRESENTS A LINE CHART IN THE PRINTED MATERIAL]

Comparison of a $10,000 Investment(1)

              Regency           Russell Midcap (R)
             Portfolio              Value(2)           Russell Midcap (R)(2)
-------------------------------------------------------------------------
08/22/01      10,000                10,000                 10,000
09/30/01       9,020                 8,949                  8,767
12/31/01       9,970                10,025                 10,275
03/31/02      10,431                10,817                 10,711
06/30/02      10,040                10,312                  9,689
09/30/02       8,567                 8,460                  7,980
12/31/02       8,918                 9,058                  8,612

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.
--------------------------------------------------------------------------------

The discrepancy in the Regency Portfolio's relative performance over the course of the year was a function of our investment discipline and the puzzling nature of the stock market's fourth quarter rally. Simply put, we try to buy high quality companies at what we believe to be fundamentally attractive valuations. During this prolonged period of economic uncertainty, we have concentrated the portfolio in what we believe to be the financially strongest, best positioned companies in their respective industry groups--the companies we believe can survive these tough times and prosper when the economy regains its footing. We have also overweighted sectors such as health care which we believe still have pricing power despite the weak economy.

This strategy worked well through the first three quarters of 2002. It was considerably less effective in the fourth quarter's "low quality" market rally, in which investors favored the most leveraged companies in the most distressed industries. While we are cautiously optimistic regarding the economy, we believe we may have to wait six months to a year for the economy to gain much traction. If this proves to be the case, in our opinion, owning highly leveraged companies in economically sensitive industries will be a very risky business. We are especially perplexed by the exceptionally strong performance of financially precarious technology and telecom companies in the fourth quarter, since we have seen no evidence of the kind of capital spending rebound needed to improve their prospects.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

At this juncture, we see no reason to modify our strategy. By owning financially strong market leaders and overweighting the most fundamentally sound industries, we hope to contain downside exposure while positioning the portfolio to participate fully in a sustainable market upturn spawned by a more vibrant economy.

We continue to like select companies in the healthcare industry. Despite the weak economy, Health Maintenance Organizations (HMOs), hospitals, and special service healthcare providers have been able to raise prices while controlling costs. They have strong balance sheets and fundamentally attractive valuations, while, over the long term, consumer demographics (an aging population) point to sustained growth.

We also see excellent upside potential for property and casualty insurers and re-insurers. As a result of giant losses sustained from 9/11 and asbestos liability suits, and big declines in investment portfolios, a lot of capital has been eliminated from this industry. The limited supply of capital combined with strong demand has fostered price increases that are translating into better profit margins and earnings. Judging by current valuations, investors don't seem to believe the industry's strong pricing cycle can be sustained. We think it can.

We continue to favor natural gas exploration and production companies. Demand for natural gas is strong and supply is constrained. Current production is rapidly depleting existing reserves and spending on exploration has been low, limiting future deliverability. Furthermore, inventories are below historical averages and imports are minimal due to the difficulty and expense of transporting this commodity. This bodes well for the profit margins and future earnings of natural gas producers, especially those that can continue to increase production in this tight environment. We have avoided and will likely continue to avoid the integrated oils, almost all of which are large-cap companies, as well as the oil services sector, which is volatile and tends to have poor returns on investment.

In view of our uncertainty regarding the timing of a more vigorous economic recovery, shareholders might wonder why we remain slightly underweighted in the consumer staples sector. The reason is simple--high valuations. If we could find consumer staples companies that meet our valuation criteria, we would be happy to own them. However, we don't see many fundamental bargains in this sector.

In closing, we try to preserve shareholder capital in declining markets and generate respectable returns in rising markets. We strive to accomplish these goals by focusing on high quality mid-sized companies with strong balance sheets, leadership positions in their respective industries, and fundamentally appealing valuations. Over the long term, and through economic and market cycles, we believe that achieving these goals will translate into superior investment performance.

Sincerely,

/s/ Robert Gendelman

/s/ Andrew Wellington

ROBERT GENDELMAN AND
ANDREW WELLINGTON
PORTFOLIO CO-MANAGERS

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

2. The Russell Midcap[RegTM] Value Index measures the performance of those Russell Midcap[RegTM] Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000[RegTM] Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(C) 2003 Neuberger Berman Management Inc., distributor. All rights reserved.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Schedule of Investments Regency Portfolio

Number of Shares                             Market Value+
Common Stocks (94.3%)

Agriculture (0.8%)
   17,770      Archer-Daniels-Midland           $ 220,348

Auto Related (2.7%)
 62,200        AutoNation, Inc.                   781,232*

Automotive (2.3%)
  3,300        Johnson Controls                   264,561
 11,900        Lear Corp.                         396,032 *
                                                ---------
                                                  660,593
Banking (4.8%)
  9,900        City National                      435,501
 12,500        North Fork Bancorp                 421,750
 12,200        TCF Financial                      533,018
                                                ---------
                                                1,390,269
Banking & Financial (3.8%)
 24,100        IndyMac Mortgage
               Holdings                           445,609 *
  4,800        Lehman Brothers Holdings           255,792
 16,800        Southtrust Corp.                   417,480
                                                ---------
                                                1,118,881
Building, Construction & Furnishing (1.1%)
  8,200        Vulcan Materials                   307,500

Business Services (2.3%)
 21,300        Manpower Inc.                      679,470

Consumer Goods & Services (3.3%)
  9,200        Mohawk Industries                  523,940 *
 14,800        Valassis Communications            435,564 *
                                                ---------
                                                  959,504
Consumer Products & Services (1.8%)
 23,800        Viad Corp.                         531,930

Energy (0.8%)
 11,400        Pepco Holdings                     221,046

Entertainment (0.5%)
  6,500        Regal Entertainment Group          139,230

Financial Services (9.1%)
  8,600        Ambac Financial Group              483,664
  9,800        Comerica Inc.                      423,752
 16,800        Federated Investors                426,216
  9,700        GreenPoint Financial               438,246
 14,400        Principal Financial Group          433,872
 11,600        Radian Group                       430,940
                                                ---------
                                                2,636,690

Food & Beverage (2.8%)
 18,200        Constellation Brands               431,522 *
 10,600        Dean Foods                         393,260 *
                                                ---------
                                                  824,782

Health Care (8.2%)
  9,100        Anthem, Inc.                       572,390 *
 24,600        Davita, Inc.                       606,882*\P
 12,100        Laboratory Corp. of
               America Holdings                   281,204*
 23,800        Omnicare, Inc.                     567,154
 14,600        WellChoice Inc.                    349,670*
                                                ---------
                                                2,377,300

Health Products & Services (4.0%)
 14,900        Lincare Holdings                   471,138 *
 16,600        Tenet Healthcare                   272,240 *
  7,300        Triad Hospitals                    217,759 *
  4,700        Universal Health Services
               Class B                            211,970 *
                                                ---------
                                                1,173,107

Industrial Goods & Services (1.5%)
  6,000        American Standard                  426,840 *

Insurance (7.8%)
  7,300        Loews Corp.                        324,558
 10,800        PartnerRe Ltd.                     559,656
 14,300        PMI Group                          429,572
 10,900        RenaissanceRe Holdings             431,640
  6,800        XL Capital                         525,300
                                                ---------
                                                2,270,726

Manufacturing (2.5%)
  9,200        Mettler-Toledo International       294,952 *
 11,400        SPX Corp.                          426,930 *
                                                ---------
                                                  721,882

Office Equipment (1.0%)
  8,500        Pitney Bowes                       277,610

Oil & Gas (10.5%)
  6,020        Apache Corp.                       343,080
  6,400        Energy East                        141,376
 10,000        Equitable Resources                350,400
  7,700        Noble Corp.                        270,655 *
 13,200        Ocean Energy                       263,604
  8,000        Patterson-UTI Energy               241,360 *
 11,300        Pioneer Natural Resources          285,325 *
 15,400        Sunoco, Inc.                       510,972
  9,700        Talisman Energy                    350,849
 11,600        XTO Energy                         286,520
                                                ---------
                                                3,044,141

Railroads (1.0%)
 10,400        CSX Corp.                          294,424

Recreational Equipment (1.2%)
 18,100        Brunswick Corp.                    359,466

Restaurants (1.3%)
 11,700        Brinker International              377,325 *
Retail (8.3%)
 11,400        BJ's Wholesale Club                208,620 *
 47,300        Foot Locker                        496,650 *
 16,500        Liz Claiborne                      489,225
 12,300        May Department Stores              282,654
 29,700        Office Depot                       438,372 *
  9,800        Payless ShoeSource                 504,406 *
                                                ---------
                                                2,419,927


See Notes to Schedule of Investments   5

Schedule of Investments Regency Portfolio cont'd

Number of Shares                             Market Value+
Software (1.4%)
    9,400      Fair, Isaac & Co.                $ 401,380\P

Technology (2.7%)
   32,600      Computer Associates                440,100
   12,900      Tech Data                          347,784 *
                                              -----------
                                                  787,884
Telecommunications (1.1%)
    8,700      Belo Corp.                         185,484
    5,600      Harris Corp.                       147,280
                                              -----------
                                                  332,764
Transportation (2.2%)
    8,900      Canadian National Railway          369,884
    7,000      Teekay Shipping                    284,900\P
                                              -----------
                                                  654,784
Utilities (1.7%)
    9,400      Exelon Corp.                       496,038

Utilities, Electric & Gas (1.8%)
    3,100      Entergy Corp.                      141,329
    3,900      FPL Group                          234,507
    4,600      PPL Corp.                          159,528
                                              -----------
                                                  535,364
Total Common Stocks
(Cost $28,686,261)                             27,422,437
                                              -----------
Principal Amount
Short-Term Investments (9.4%)
$1,283,857     N&B Securities Lending
               Quality Fund, LLC                1,283,857
1,449,466      Neuberger Berman
               Institutional Cash Fund
               Trust Class                      1,449,466@
                                              -----------
Total Short-Term Investments
(Cost $2,733,323)                               2,733,323#
                                              -----------
Total Investments (103.7%)
(Cost $31,419,584)                             30,155,760##
Liabilities, less cash, receivables and
 other assets [(3.7%)]                         (1,079,034)
                                              -----------
Total Net Assets (100.0%)                     $29,076,726
                                              -----------


See Notes to Schedule of Investments   6

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Notes to Schedule of Investments Regency Portfolio

+ Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#     At cost, which approximates market value.

## At December 31, 2002, the cost of investments for U.S. Federal income tax purposes was $31,546,928. Gross unrealized appreciation of investments was $954,297 and gross unrealized depreciation of investments was $2,345,465, resulting in net unrealized depreciation of $1,391,168, based on cost for U.S. Federal income tax purposes.

*     Non-income producing security.

\P All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).


See Notes to Financial Statements      7

Statement of Assets and Liabilities

                                                                                             Regency
Neuberger Berman Advisers Management Trust                                                 Portfolio
Assets
  Investments in securities, at market value* (Note A)-see Schedule of Investments      $ 30,155,760
----------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                           16,112
----------------------------------------------------------------------------------------------------
  Receivable for securities sold                                                             315,598
----------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                              570
====================================================================================================
Total Assets                                                                              30,488,040
====================================================================================================
Liabilities
  Payable for collateral on securities loaned (Note A)                                     1,283,857
----------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                            97,056
----------------------------------------------------------------------------------------------------
  Payable to investment manager (Note B)                                                      13,067
----------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                            7,202
----------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                         10,132
====================================================================================================
Total Liabilities                                                                          1,411,314
====================================================================================================
Net Assets at value                                                                     $ 29,076,726
====================================================================================================
Net Assets consist of:
  Paid-in capital                                                                       $ 32,441,137
----------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                  (2,100,587)
----------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                      (1,263,824)
====================================================================================================
Net Assets at value                                                                     $ 29,076,726
====================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                          3,267,563
----------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                                $       8.90
====================================================================================================
*Cost of Investments                                                                    $ 31,419,584
====================================================================================================


See Notes to Financial Statements      8

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2002

Statement of Operations

                                                                             Regency
Neuberger Berman Advisers Management Trust                                 Portfolio
Investment Income
Income:
Dividend income                                                          $   321,771
------------------------------------------------------------------------------------
Interest income (Note A)                                                      27,019
------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                               (1,040)
====================================================================================
Total income                                                                 347,750
====================================================================================
Expenses:
Investment management fee (Note B)                                           150,156
------------------------------------------------------------------------------------
Administration fee (Note B)                                                   82,794
------------------------------------------------------------------------------------
Auditing fees                                                                 10,000
------------------------------------------------------------------------------------
Custodian fees (Note B)                                                       39,870
------------------------------------------------------------------------------------
Insurance expense                                                                164
------------------------------------------------------------------------------------
Legal fees                                                                     3,270
------------------------------------------------------------------------------------
Shareholder reports                                                           15,990
------------------------------------------------------------------------------------
Reimbursement of expenses previously assumed by administrator (Note B)        14,415
------------------------------------------------------------------------------------
Trustees' fees and expenses                                                   35,321
------------------------------------------------------------------------------------
Miscellaneous                                                                    665
====================================================================================
Total expenses                                                               352,645
Expenses reduced by custodian fee expense offset arrangement (Note B)             (9)
====================================================================================
Total net expenses                                                           352,636
====================================================================================
Net investment income (loss)                                                  (4,886)
====================================================================================
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                      (988,960)
------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Investment securities (Note A)                                         (2,427,809)
   ---------------------------------------------------------------------------------
   Foreign currency (Note A)                                                      17
====================================================================================
Net gain (loss) on investments                                            (3,416,752)
====================================================================================
Net increase (decrease) in net assets resulting from operations          $(3,421,638)
====================================================================================

See Notes to Financial Statements      9

Statement of Changes in Net Assets

                                                                                Regency Portfolio
                                                                                                Period from
                                                                                            August 22, 2001
                                                                                              (Commencement
                                                                            Year Ended    of Operations) to
                                                                           December 31,         December 31,
Neuberger Berman Advisers Management Trust                                        2002                 2001
Increase (Decrease) in Net Assets:
>From Operations:
Net investment income (loss)                                               $     (4,886)       $     27,663
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        (988,960)         (1,114,465)
-----------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments          (2,427,792)          1,163,968
===========================================================================================================
Net increase (decrease) in net assets resulting from operations              (3,421,638)             77,166
===========================================================================================================
Distributions to Shareholders From:
Net investment income                                                           (24,825)                  -
-----------------------------------------------------------------------------------------------------------
Tax return of capital                                                           (24,550)                  -
===========================================================================================================
Total distributions to shareholders                                             (49,375)                  -
===========================================================================================================
>From Fund Share Transactions:
Proceeds from shares sold                                                    13,423,709          25,314,369
-----------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends                                          49,375                   -
-----------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                 (4,713,239)         (1,603,641)
===========================================================================================================
Net increase (decrease) from Fund share transactions                          8,759,845          23,710,728
===========================================================================================================
Net Increase (Decrease) in Net Assets                                         5,288,832          23,787,894
Net Assets:
Beginning of period                                                          23,787,894                   -
===========================================================================================================
End of period                                                              $ 29,076,726        $ 23,787,894
===========================================================================================================
Accumulated undistributed net investment income (loss) at end of period    $          -        $     27,663
===========================================================================================================
Number of Fund Shares:
Sold                                                                          1,388,414           2,559,233
-----------------------------------------------------------------------------------------------------------
Issued on reinvestment of dividends                                               4,893                   -
-----------------------------------------------------------------------------------------------------------
Redeemed                                                                       (512,472)           (172,505)
===========================================================================================================
Net increase (decrease) in shares outstanding                                   880,835           2,386,728
===========================================================================================================


See Notes to Financial Statements      10

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Notes to Financial Statements Regency Portfolio

Note A--Summary of Significant Accounting Policies:

1 General: Regency Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund had no operations until August 22, 2001, other than matters relating to its organization and registration as a series of the Trust. The Fund offers Class I shares. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

Notes to Financial Statements Regency Portfolio cont'd

6 Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, will be distributed in September. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($835,096 and $1,053,058 expiring in 2009 and 2010, respectively, determined as of December 31, 2002), it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions paid during the periods ended December 31, 2002 and 2001 were as follows:

Distributions Paid From:

                                             Tax Return
                       Ordinary Income       of Capital           Total
                        2002      2001     2002      2001       2002      2001
                      $24,825    $  --    $24,550    $  --    $49,375    $  --

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                   Unrealized             Loss
                                 Appreciation    Carryforwards
                                (Depreciation)   and Deferrals            Total
                                  $(1,391,168)     $(1,973,243)     $(3,364,411)

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales and post-October losses.

7 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

9 Security lending: The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Fund from qualifying as a regulated investment company. The Fund receives cash collateral equal to at

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. This income is reflected in the Statement of Operations under the caption Interest income. At December 31, 2002, the value of the securities loaned and the value of the collateral were $1,269,345 and $1,283,857, respectively. Income earned on loaned securities during the year ended December 31, 2002 amounted to $584.

10 Transactions with other funds managed by Neuberger Berman Management Inc.:
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the year ended December 31, 2002, income earned on this investment amounted to $26,435 and is reflected in the Statement of Operations under the caption Interest income.

Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

The trustees of the Trust adopted a non-fee distribution plan for the Fund.

Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually undertaken through April 30, 2005 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the

Notes to Financial Statements Regency Portfolio cont'd

year ended December 31, 2002, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2008 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2002, the Fund reimbursed Management $14,415 under this agreement. At December 31, 2002, the Fund has no remaining contingent liability to Management under the agreement.

Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $9.

Note C--Securities Transactions:

During the year ended December 31, 2002, there were purchase and sale transactions (excluding short-term securities) of $29,337,235 and $21,298,008, respectively.

During the year ended December 31, 2002, brokerage commissions on securities transactions amounted to $75,237, of which Neuberger received $44,627, and other brokers received $30,610.

Note D--Line of Credit:

At December 31, 2002, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2002, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Financial Highlights Regency Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.++

                                                                                           Period from
                                                                         Year Ended    August 22, 2001^
                                                                        December 31,       December 31,
                                                                               2002               2001
Net Asset Value, Beginning of Period                                     $     9.97         $    10.00
                                                                         ----------         ----------
Income From Investment Operations
Net Investment Income (Loss)                                                    .00                .01
Net Gains or Losses on Securities (both realized and unrealized)              (1.05)              (.04)
                                                                         ----------         ----------
Total From Investment Operations                                              (1.05)              (.03)
                                                                         ----------         ----------
Less Distributions
>From Net Investment Income                                                     (.01)                --
Tax Return of Capital                                                          (.01)                --
                                                                         ----------         ----------
Total Distributions                                                            (.02)                --
                                                                         ----------         ----------
Net Asset Value, End of Period                                           $     8.90         $     9.97
                                                                         ----------         ----------
Total Return++                                                              -10.56%           -0.30%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                  $     29.1         $     23.8
Ratio of Gross Expenses to Average Net Assets#                                 1.28%              1.50%*
Ratio of Net Expenses to Average Net Assets[sec]                               1.28%              1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets                    (.02)%              .36%*
Portfolio Turnover Rate                                                          81%                71%


See Notes to Financial Highlights      15

Notes to Financial Highlights Regency Portfolio

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not reimbursed/ recouped certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

[sec] After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

                                                                     Period from
                                                              August 22, 2001 to
                                                               December 31, 2001
                                                                           1.69%

After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                                                      Year Ended
                                                               December 31, 2002
                                                                           1.23%

^     The date investment operations commenced.

++ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*     Annualized.

**    Not annualized.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Regency Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Regency Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2002, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Regency Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young

Boston, Massachusetts
February 6, 2003

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of                  Other
                          Position                                                Portfolios in            Directorships
                         and Length                                                Fund Complex            Held Outside
       Name, Age,          of Time                    Principal                    Overseen by             Fund Complex
    and Address (1)      Served (2)               Occupation(s) (3)                  Trustee                by Trustee
--------------------------------------------------------------------------------------------------------------------------------
John Cannon (73)        Trustee      Consultant. Formerly, Chairman and                34        Independent Trustee or
                        since        Chief Investment Officer, CDC Capital                       Director of three series of
                        2000         Management (registered investment                           Oppenheimer Funds: Limited
                                     adviser) (1993-Jan. 1999); prior thereto,                   Term New York Municipal
                                     President and Chief Executive Officer,                      Fund, Rochester Fund
                                     AMA Investment Advisors, an affiliate                       Municipals, and Oppenheimer
                                     of the American Medical Association.                        Convertible Securities Fund,
                                                                                                 since 1992.
--------------------------------------------------------------------------------------------------------------------------------
Faith Colish (67)       Trustee      Counsel to Carter Ledyard & Milburn               34        Director, American Bar
                        since        LLP since October 2002; prior thereto,                      Retirement Association
                        1984         Attorney at Law and President, Faith                        (ABRA) since 1997 (not-for-
                                     Colish, A Professional Corporation; 1980                    profit membership association).
                                     to 2002.
--------------------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers (69)   Trustee      Consultant; Retired President and                 34
                        since        Director, Teachers Insurance & Annuity
                        1989         (TIAA) and College Retirement
                                     Equities Fund (CREF).
--------------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (65)     Trustee      Consultant, C. A. Harvey Associates,              34        Member, Individual Investors
                        since        since June 2001; Director, AARP, 1978                       Advisory Committee to the
                        1998         to December 2000.                                           New York Stock Exchange
                                                                                                 Board of Directors, 1998 to
                                                                                                 June 2002; President, Board of
                                                                                                 Associates to The National
                                                                                                 Rehabilitation Hospital's Board
                                                                                                 of Directors since 2002;
                                                                                                 Member, American Savings
                                                                                                 Education Council's Policy
                                                                                                 Board (ASEC), 1998-2000;
                                                                                                 Member, Executive Committee,
                                                                                                 Crime Prevention Coalition of
                                                                                                 America, 1997-2000.
--------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of                  Other
                           Position                                               Portfolios in            Directorships
                          and Length                                               Fund Complex             Held Outside
       Name, Age,           of Time                    Principal                   Overseen by              Fund Complex
     and Address (1)      Served (2)               Occupation(s) (3)                 Trustee                 by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (69)        Trustee      Senior Counsel, Loews Corporation                34
                         since        (diversified financial corporation) since
                         2000         May 2002; prior thereto, Senior Vice
                                      President, Secretary and General
                                      Counsel, Loews Corporation.
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (75)    Trustee      Professor of Finance and Economics,              34        Director, Delaware Labs
                         since        Stern School of Business, New York                         (cosmetics), since 1978.
                         2000         University.
--------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (65)    Trustee      Retired. Formerly, Vice President and            34        Director, WHX Corporation
                         since        Special Counsel, WHX Corporation                           (holding company) since August
                         1999         (holding company); 1993-2001.                              2002; Director, WebFinancial
                                                                                                 Corporation (holding company)
                                                                                                 since December 2002; Director,
                                                                                                 State Theatre of New Jersey
                                                                                                 (not-for-profit theater), since
                                                                                                 2000; Formerly, Director, Kevlin
                                                                                                 Corporation (manufacturer of
                                                                                                 microwave and other products).
--------------------------------------------------------------------------------------------------------------------------------
John P. Rosenthal (70)   Trustee      Senior Vice President, Burnham                   34        Director, 92nd Street Y (non-
                         since        Securities Inc. (a registered broker-                      profit), since 1967; Formerly,
                         2000         dealer) since 1991.                                        Director, Cancer Treatment
                                                                                                 Holdings, Inc.
--------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (70)    Trustee      Retired. Senior Vice President,                  34        Director, Pro-Kids Golf and
                         since        Foodmaker, Inc. (operator and franchiser                   Learning Academy (teach golf
                         2000         of restaurants) until January 1997.                        and computer usage to "at risk"
                                                                                                 children), since 1998; Director,
                                                                                                 Prandium, Inc. (restaurants),
                                                                                                 from March 2001 until July 2002.
--------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (71)   Trustee      Founding General Partner, Oxford                 34        Director, Capital Cash
                         since        Partners and Oxford Bioscience Partners                    Management Trust (money
                         2000         (venture capital partnerships) and                         market fund), Narragansett
                                      President, Oxford Venture Corporation.                     Insured Tax-Free Income Fund,
                                                                                                 Rocky Mountain Equity Fund,
                                                                                                 Prime Cash Fund, several
                                                                                                 private companies and
                                                                                                 QuadraMed Corporation
                                                                                                 (NASDAQ).
--------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

                                                                                    Number of              Other
                          Position                                                 Portfolios in        Directorships
                         and Length                                                Fund Complex         Held Outside
    Name, Age,             of Time                   Principal                      Overseen by         Fund Complex
  and Address (1)        Served (2)              Occupation(s) (3)                    Trustee            by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (52)       Trustee       General Partner, Seip Investments LP (a         34        Director, H&R Block, Inc.
                           since         private investment partnership);                          (financial services company),
                           2000          President and CEO, Westaff, Inc.                          since May 2001; Director,
                                         (temporary staffing), May 2001 to                         General Magic (voice
                                         January 2002; Senior Executive at the                     recognition software), since
                                         Charles Schwab Corporation from 1983                      November 2001; Director,
                                         to 1999; including Chief Executive                        Forward Management, Inc.
                                         Officer, Charles Schwab Investment                        (asset management), since 2001;
                                         Management, Inc. and Trustee, Schwab                      Director, E-Finance
                                         Family of Funds and Schwab                                Corporation (credit decisioning
                                         Investments from 1997 to 1998;                            services), since 1999; Director,
                                         Executive Vice President-Retail                           Save-Daily.com (micro
                                         Brokerage, Charles Schwab Investment                      investing services), since 1999;
                                         Management from 1994 to 1997.                             Formerly, Director, Offroad
                                                                                                   Capital Inc. (pre-public internet
                                                                                                   commerce company).
------------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (55)   Trustee       Private investor and consultant                 34        Director, Providence
                           since         specializing in the insurance industry;                   Washington (property and
                           1999          Advisory Director, Securitas Capital                      casualty insurance company),
                                         LLC (a global private equity investment                   since December 1998; Director,
                                         firm dedicated to making investments in                   Summit Global Partners
                                         the insurance sector).                                    (insurance brokerage firm), since
                                                                                                   October 2000.
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (58)        Trustee       Regional Manager for Atlanta Region,            34
                           since         Ford Motor Credit Company since
                           1984          August 1997; prior thereto, President,
                                         Ford Life Insurance Company, April
                                         1995 until August 1997.
------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Number of                  Other
                               Position                                              Portfolios in            Directorships
                              and Length                                              Fund Complex            Held Outside
      Name, Age,               of Time                 Principal                      Overseen by             Fund Complex
    and Address (1)           Served (2)           Occupation(s) (3)                    Trustee                by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Michael M. Kassen* (4) (49)   President     Executive Vice President and Chief             34        Executive Vice President, Chief
                              and Trustee   Investment Officer, Neuberger Berman                     Investment Officer and
                              since 2000    since 1999; Executive Vice President and                 Director, Neuberger Berman
                                            Chief Investment Officer, NB                             Inc. (holding company) since
                                            Management from November 1999 to                         1999; Chairman since May
                                            May 2000; Vice President, NB                             2000 and Director, NB
                                            Management from 1990 until 1999;                         Management since April 1996.
                                            Partner or Principal, Neuberger Berman
                                            from 1993.
------------------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (74)       Trustee       Member, Investment Policy Committee,           34        Director, Legg Mason, Inc.
                              since 2000    Edward Jones, 1993-2001; President,                      (financial services holding
                                            Securities Industry Association ("SIA")                  company), since 1993; Director,
                                            (securities industry's representative in                 Boston Financial Group (real
                                            government relations and regulatory                      estate and tax shelters), 1993-
                                            matters at the federal and state levels),                1999.
                                            1974-1992; Adviser to SIA, November
                                            1992-November 1993.
------------------------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin* (5) (62)      President     Executive Vice President and Chief             34        Director, Dale Carnegie &
                              and Trustee   Investment Officer, Neuberger Berman                     Associates, Inc. (private
                              since         since 2002 and 2003, respectively;                       company) since 1998; Director,
                              December      Director, NB Management since 2002;                      Emagin Corp. (public company)
                              2002          Executive Vice President, Citigroup                      since 1997; Director, Solbright
                                            Investments, Executive Vice President,                   Inc. (private company) since
                                            Travelers Group, Inc. and Senior Vice                    1998; Director, Infogate Corp.
                                            President, Tribeca Investments, LLC                      (private company) since 1997;
                                            from 1996 to 2002.                                       Director, Broadway Television
                                                                                                     Network (private company)
                                                                                                     since 2000.
------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of                Other
                                 Position                                                Portfolios in          Directorships
                                and Length                                                Fund Complex          Held Outside
       Name, Age,                of Time                         Principal                Overseen by           Fund Complex
     and Address (1)            Served (2)                   Occupation(s) (3)              Trustee              by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (43)  Chairman of the Board,   Executive Vice President, Neuberger          34       Executive Vice President and
                        Chief Executive Officer  Berman since 1999; Principal, Neuberger               Director, Neuberger Berman
                        and Trustee since 2000;  Berman from 1997 until 1999; Senior                   Inc. (holding company) since
                        President and Chief      Vice President, NB Management from                    1999; President and Director,
                        Executive Officer from   1996 until 1999.                                      NB Management since 1999;
                        1998 to 2000.                                                                  Director and Vice President,
                                                                                                       Neuberger & Berman Agency,
                                                                                                       Inc. since 2000.
------------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)   Resigned as trustee effective December 12, 2002.

(5)   Serves as trustee effective December 12, 2002.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2002

Information about the Officers of the Trust

                                           Position and
  Name, Age, and Address (1)        Length of Time Served(2)                     Principal Occupation(s) (3)
---------------------------------------------------------------------------------------------------------------------------
 Claudia A. Brandon (46)         Secretary since 1985             Vice President, Neuberger Berman since 2002 and
                                                                  employee since 1999; Vice President-Mutual Fund Board
                                                                  Relations, NB Management since 2000; Vice President,
                                                                  NB Management from 1986 to 1999; Secretary, seven
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator (four since 2002).

 Robert Conti (46)               Vice President since 2000        Senior Vice President, Neuberger Berman since 2003; Vice
                                                                  President, Neuberger Berman from 1999 until 2003;
                                                                  Senior Vice President, NB Management since 2000;
                                                                  Controller, NB Management until 1996; Treasurer, NB
                                                                  Management from 1996 until 1999; Vice President, seven
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator (three since 2000 and four since 2002).

 Stacy Cooper-Shugrue (4) (39)   Assistant Secretary since 1990   Vice President-Mutual Fund Board Relations of NB
                                                                  Management since February 25, 2002; Employee of
                                                                  Neuberger Berman since 1999; Assistant Vice President of
                                                                  NB Management from 1993 to 1999; Assistant Secretary
                                                                  of two other mutual funds for which NB Management acts
                                                                  as investment manager and administrator and of three
                                                                  other registered investment companies since 2002.

 Brian J. Gaffney (49)           Vice President since 2000        Managing Director, Neuberger Berman since 1999; Senior
                                                                  Vice President, NB Management since 2000; Vice
                                                                  President, NB Management from 1997 until 1999; Vice
                                                                  President, seven registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (three since 2000 and four since 2002).

 Sheila R. James (37)            Assistant Secretary since 2002   Employee, Neuberger Berman since 1999; Employee, NB
                                                                  Management from 1991 to 1999; Assistant Secretary,
                                                                  seven registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator since 2002.

 John M. McGovern (32)           Assistant Treasurer since 2002   Employee, NB Management since 1993; Assistant
                                                                  Treasurer, seven registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator since 2002.

Trustees and Officers (Unaudited) cont'd

                                         Position and
 Name, Age, and Address (1)        Length of Time Served(2)                       Principal Occupation(s) (3)
---------------------------------------------------------------------------------------------------------------------------
 Barbara Muinos (44)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 1999; Assistant
                             and Accounting Officer since 2002;   Vice President, NB Management from 1993 to 1999;
                             prior thereto, Assistant Treasurer   Treasurer and Principal Financial and Accounting Officer,
                             since 1996                           seven registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator since 2002; Assistant Treasurer of three
                                                                  registered investment companies for which NB
                                                                  Management acts as investment manager and
                                                                  administrator from 1996 until 2002.

 Frederic B. Soule (56)      Vice President since 2000            Senior Vice President, Neuberger Berman since 2003; Vice
                                                                  President, Neuberger Berman from 1999 until 2003; Vice
                                                                  President, NB Management from 1995 until 1999; Vice
                                                                  President, seven registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator (three since 2000 and four since 2002).

 Trani Wyman (33)            Assistant Treasurer since 2002       Employee, NB Management since 1991; Assistant
                                                                  Treasurer, seven registered investment companies for which
                                                                  NB Management acts as investment manager and
                                                                  administrator since 2002.

-------------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)   Resigned as officer effective January 15, 2003.